UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2023

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18455 S. Figueroa Street Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 25, 2023, Faraday Future Intelligent Electric Inc. (the “Company”) entered into a Limited Consent and Amendment No. 5 (“Amendment No. 5”) with Senyun International Ltd., an affiliate of Daguan International Limited (“Senyun”), and FF Simplicity Ventures LLC (“FF Simplicity”), a Delaware limited liability company, as administrative agent and collateral agent, which amends that certain Securities Purchase Agreement, dated as of August 14, 2022 (as amended by that certain Amendment No. 1 to Securities Purchase Agreement and Convertible Senior Secured Promissory Notes, dated as of September 23, 2022, that certain Joinder and Amendment Agreement, dated as of September 25, 2022, that certain Limited Consent and Third Amendment to Securities Purchase Agreement, dated as of October 24, 2022, that certain Limited Consent, dated as of November 8, 2022, and that certain Letter Agreement, dated as of December 28, 2022 (the “Existing SPA,” and as further amended by Amendment No. 5, the “SPA”)). Please refer to the Current Reports on Form 8-K that were filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on August 15, 2022, September 26, 2022, October 25, 2022, November 8, 2022 and December 29, 2022 for a description of the key terms of the Existing SPA, which is incorporated herein by reference.

Pursuant to Amendment No. 5, the Company and Senyun will use commercially reasonable efforts to enter into a definitive documentation in connection with (i) restructuring of the warrants held by FF Simplicity and Senyun, including removal of any potential increase in the warrant shares thereunder upon a down round financing, and (ii) consent for a new junior convertible secured note facility up to $130 million, subject to additional mutually agreeable terms and conditions being negotiated by the parties. The Company is engaged in active discussions with Senyun and other investors in connection with such facility to provide funding to facilitate the start of production of the FF 91 Futurist.

Pursuant to Amendment No. 5, the Company shall use commercially reasonable efforts to file, no later than January 29, 2023, an amendment to its outstanding registration form on Form S-1 (the “Form S-1/A”) covering 85.5 million shares of the Company’s common stock (the “Common Stock”) underlying the Company’s notes and warrants held by Senyun, and shall seek effectiveness of such amended Form S-1/A as on or prior to February 10, 2023. The Company shall also use commercially reasonable efforts to file, no later than February 10, 2023, an additional registration statement on Form S-1 covering the shares of Common Stock underlying all of the Company’s notes and warrants held by Senyun, and seek effectiveness of such additional Form S-1 as promptly as practicable after the Company’s stockholders approve an increase in the Company’s authorized shares of Class A Common Stock to 1.69 billion (the “Stockholder Approval”).

Pursuant to Amendment No. 5, Senyun committed to purchase incremental senior secured convertible notes (the “Additional Notes”) in an initial aggregate principal amount of $10 million, no later than January 27, 2023. The interest conversion rate for the Additional Notes shall be set at 90% of the volume-weighted average price (the “VWAP”) on January 17, 2023. After such purchase, Senyun may allocate such payment to satisfy any other current or future payment obligations owed to the Company on a dollar-for-dollar basis.

In addition, the Company shall honor the conversion request submitted by Senyun on January 18, 2023, and reserve shares of Common Stock underlying all of the Company’s notes and warrants held by Senyun as promptly as practicable after obtaining the Stockholder Approval.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated into this Item 3.02 by reference. The offer, sale and issuance of the Additional Notes to Senyun were made in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include among other things, statements regarding the parties’ commitments under Amendment No. 5, including as regards the restructuring of the warrants held by FF Simplicity and Senyun, the new $130 million junior convertible secured note facility, and the start of production of the FF 91 Futurist, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the actual terms of the definitive documentation on the restructuring of the warrants held by FF Simplicity and Senyun, whether the Company could successfully sign the agreement for the new $130 million junior secured note facility and the terms thereof, whether the Company’s Amended Shareholder Agreement with FF Top Holding LLC complies with Nasdaq listing requirements, the market performance of the Company’s Common Stock; the Company’s ability to regain compliance with, and thereafter continue to comply with, the Nasdaq listing requirements; the Company’s ability to satisfy the conditions precedent and close on the various financings previously disclosed by the Company and any future financings, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s ability to amend its certificate of incorporation to permit sufficient authorized shares to be issued in connection with the Company’s existing and contemplated financings; whether the Company and the City of Huanggang could agree on definitive documents to effectuate the Cooperation Framework Agreement; the Company’s ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended; the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation and other litigation involving the Company; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; recent cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain directors and employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form S-1 filed on December 23, 2022, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Faraday Future Intelligent Electric Inc.

Date: January 31, 2023	By:	/s/ Yun Han
	Name:	Yun Han
	Title:	Interim Chief Financial Officer

3